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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 4, 2004


                              THOR INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                         1-9235                93-0768752
(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

               419 WEST PIKE STREET,                              45334-0629
               JACKSON CENTER, OHIO                               (Zip Code)
      (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (937) 596-6849

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 4, 2004, Thor Industries, Inc. (the "Company") issued a press release announcing certain financial results for the fourth quarter and 12 months ended July 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         In accordance with general instruction B.2 to Form 8-K, the information set forth in this Form 8-K (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

               Exhibit Number    Description
               --------------    -----------
               99.1              Copy of press release, dated October 4, 2004,
                                 issued by the Company






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THOR INDUSTRIES, INC.


Date:    October 5, 2004                        By: /s/ Walter Bennett
                                                    ----------------------
                                                Name:  Walter Bennett
                                                Title: Executive Vice President




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                                              EXHIBIT INDEX

   EXHIBIT
   NUMBER            DESCRIPTION
   ------            -----------
    99.1             Copy of press release, dated October 4, 2004, issued by the
                     Company